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                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549


                              ___________________



                                   Form 8-K

                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                         Date of Report: May 16, 1995



                              ___________________




                     MCDONNELL DOUGLAS FINANCE CORPORATION
            (Exact name of registrant as specified in its charter)


      Delaware              95-2564584              0-10795
  (State or other        (I.R.S. Employer    (Commission File No.)
  jurisdiction of      Identification No.)
   incorporation)


    4060 Lakewood Boulevard, 6th Floor - Long Beach, California 90808-1700
                   (Address of principal executive offices)

                                 310-627-3000
          (Registrant's telephone number, including area code)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


   Listed below is the exhibit filed as part of this report:

   4(d) - Form of Federal Funds Medium Term Note.



                                  Signatures

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                   McDonnell Douglas Finance Corporation



Dated: May 16, 1995                /s/ Robert W. Owsley
                                   _________________________________
                                   Robert W. Owsley
                                   Vice President - Treasurer




                                   /s/ Thomas J. Lawlor, Jr.
                                   __________________________________
                                   Thomas J. Lawlor, Jr.
                                   Senior Vice President and Chief Financial
                                   Officer (Principal Financial Officer) and
                                   Registrant's Authorized Officer
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        Exhibit Index


A.   Exhibit

      4(d) - Form of Federal Funds Medium Term Note.